SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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LANDACORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OTHER MATTERS
APPENDIX A

LANDACORP, INC.
4151 Ashford Dunwoody Road, Suite 505
Atlanta, Georgia 30319

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 9, 2003

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Landacorp, Inc., a Delaware corporation (the “Company”), will be held on June 9, 2003 at 11:30 a.m., local time, at 4151 Ashford Dunwoody Road, Suite 505, Atlanta, Georgia 30319 for the following purposes:

1.	To elect seven nominees to the Board of Directors to serve until the 2004 Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2003;

3.	To approve the amendment to the Second Amended and Restated Certificate of Incorporation of the Company to remove certain supermajority voting requirements; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     These items of business are more fully described in the Proxy Statement accompanying this notice.

     Only stockholders of record at the close of business on April 11, 2003 are entitled to notice of and to vote at the meeting or any adjournments or postponements that may take place.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

     Your Board of Directors recommends that you vote in favor of the three proposals outlined in the Proxy Statement. Please refer to the Proxy Statement for detailed information on each of the proposals.

By order of the Board of Directors

/s/ Mark Rapoport

Mark Rapoport Secretary

Atlanta, Georgia
April XX, 2003

LANDACORP, INC.

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Landacorp, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 9, 2003, at 11:30 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 4151 Ashford Dunwoody Road, Suite 505, Atlanta, Georgia 30319. The telephone number at that address is (404) 531-9956.

     These proxy solicitation materials were mailed on or about April XX, 2003 to all stockholders entitled to vote at the Annual Meeting. The Company’s Board of Directors has unanimously approved the matters being submitted for stockholder approval at the Annual Meeting and recommends that stockholders vote in favor of each proposal.

Record Date and Share Ownership

     Stockholders of record at the close of business on April 11, 2003 (which we will refer to as the “Record Date” throughout this Proxy Statement) are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. The Company has one series of common shares issued and outstanding, designated as Common Stock, $0.001 par value per share and one series of undesignated Preferred Stock, $0.001 par value per share. As of the Record Date, 50,000,000 shares of the Company’s Common Stock were authorized and 15,XXX,XXX shares of the Company’s Common Stock were issued and outstanding. As of the Record Date, 8,000,000 shares of the Company’s Preferred Stock were authorized and no shares of the Company’s Preferred Stock were outstanding.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke any proxy unless the attendee votes in person at the Annual Meeting.

Voting and Solicitation of Proxies

     On all matters, each share of Common Stock outstanding on the record date is entitled to one vote. There is no cumulative voting in the election of directors.

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s common stock (the “Common Stock”) beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile, or at the Company’s request, a professional proxy solicitation firm, for which the Company estimates that it would pay fees not to exceed an aggregate of $10,000.

Quorum; Abstentions; Broker Non-Votes

     The quorum requirement for holding the Annual Meeting and transacting business is a majority of the shares of Landacorp common stock issued and outstanding on the Record Date that are present in person or represented by proxy and entitled to be voted. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. However, broker non-votes are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of such matters being voted upon at the meeting. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that item without instructions from the beneficial owner and instructions are not given.

     Votes cast by proxy or in person at the Annual Meeting (“Votes Cast”) will be tabulated by the Inspector of Elections (the “Inspector”) who will be an employee of the Company. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders.

     When proxies are properly dated, executed and returned, those shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the election of the nominees to the Board of Directors as set forth herein; (ii) the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending December 31, 2003; (iii) the approval of the amendment to the Second Amended and Restated Certificate of Incorporation of the Company to remove certain supermajority voting requirements; and (iv) upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Deadline for Receipt of Stockholder Proposals

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company’s bylaws and the rules established by the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2004 Annual Meeting of Stockholders must be received by the Company no later than December 31, 2003, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     If a stockholder intends to submit a proposal at the Company’s 2004 Annual Meeting of Stockholders that is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give the Company notice in accordance with the requirements set forth in the Exchange Act but after December 31, 2003 and on or before March 16, 2004, then the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company’s Annual Meeting in 2004.

EXECUTIVE OFFICERS

Name	Age	Position(s)

Eugene J. Miller	47	President and Chief Executive Officer

Mark Rapoport	46	Chief Operating Officer and Chief Financial Officer

Brandon Raines	36	Senior Vice President, Research & Development and General Manager, Medical Management

     Eugene J. Miller, President, Chief Executive Officer and Director. He has been the President, Chief Executive Officer and a director of the Company since January 2002, and served as Chief Operating Officer of the Company in 2001. Mr. Miller joined the Company after serving as Executive Vice President for CorSolutions from 1994 to 2001. While at CorSolutions, he was responsible for all sales and marketing, contracting and pricing, sales training and development and reimbursement and enrollment activities associated with disease management programs. Mr. Miller brings over 20 years of healthcare experience to the Company, having held several executive positions for Medical Care America/Critical Care America.

     Mark Rapoport, Chief Operating Officer and Chief Financial Officer. Mr. Rapoport joined Landacorp in April 2001 from Atlanta-based iXL Enterprises, where he served as Senior Vice President, Controller from 2000 to 2001. Prior to joining iXL, Mr. Rapoport served in a number of key financial positions for BellSouth Corporation from 1996 to 2000, including Vice President — Finance and Chief Financial Officer for BellSouth Entertainment, the company’s video division, and Corporate Director of Financial and Business Planning. Mr. Rapoport is a certified public accountant and earned his Master of Business Administration in Finance and Accounting from Emory University in 1982.

     Brandon Raines, Senior Vice President, Research & Development and General Manager, Medical Management joined Landacorp in 1988 as a software developer. Prior to assuming his current role, Mr. Raines held various positions including Systems Engineer, Systems Analyst, Manager, R&D and Vice President, R&D.

     Officers serve at the discretion of the Board. The employment of each of our officers is at will and may be terminated at any time, with or without cause. There are no family relationships between any of the directors or executive officers of Landacorp.

EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation paid or accrued during the fiscal years ended December 31, 2002, 2001 and 2000 to the Company’s chief executive officers, and each of the Company’s four other most highly compensated executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 2002.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards

				Securities
				Underlying	Restricted Stock	All Other
Name and Principal Position	Fiscal Year	Salary	Bonus	Options (#)	Awards ($)	Compensation (1)

Eugene J. Miller (2)	2002	$268,750	$115,966	120,000		$6,843
President and Chief	2001	$110,000	$44,630	500,000		$7,087
Executive Officer

Mark Rapoport (3)	2002	$210,000	$90,615	100,000		$6,843
Chief Operating Officer	2001	$116,666	$7,875	300,000		$5,992
and Chief Financial
Officer

Brandon L. Raines (4)	2002	$160,000	$83,663	10,000		$2,985
Senior Vice President,	2001	$150,000	$4,500	20,000		$3,371
Research & Development	2000	$117,949	$12,146	50,000		$2,000
and General Manager,
Medical Management

Marlene McCurdy (5)	2002	$92,084	$170,000	—		$28,773
Senior Vice President,	2001	$150,000	$14,150	20,000		$3,587
Client Services and	2000	$144,250	$12,600	50,000		$940
General Manager

(1)	Includes term life insurance and health insurance premiums paid by the Company on behalf of the executive officers.

(2)	Mr. Miller was appointed President and Chief Executive Officer of the Company effective January 2002.

(3)	Mr. Rapoport has served in such capacity since January 2002. From April 2001 to December 2001, he served as Senior Vice President and Chief Financial Officer of the Company.

(4)	Mr. Raines has served as Senior Vice President of Research and Development since February 2001, and as General Manager, Medical Management Operations since January 2002.

(5)	Ms. McCurdy served as Senior Vice President from June 1998 to July 2001, and as Senior Vice President and General Manager from August 2001 until her termination in July 2002. The salary information for Ms. McCurdy includes salary from January 1, 2002 through her termination on July 12, 2002. Bonus for Ms. McCurdy reflects severance pay of $170,000, of which $77,916 was paid in 2002 and $92,084 will be paid during 2003. The Other Compensation information for Ms. McCurdy includes $26,550 of compensation representing the repayment of her loan from the Company as discussed in the Employment, Severance, Change of Control and Employment Agreements section below.

Option Grants in 2002

     The following table sets forth information concerning grants of stock options to each of the executive officers named (each a “Named Officer” and collectively, the “Named Officers”) in the table above during 2002. All options granted to these executive officers in 2002 were granted under the Company’s 1998 Equity Incentive Plan, as amended. Except as otherwise noted, one fourth (1/4) of the shares subject to each option vests and becomes exercisable one year after the vesting commencement date, and an additional one-forty-eighth (1/48th) of the shares subject to each option vests each month thereafter. The percent of the total options set forth below is based on an aggregate of 599,900 options granted to employees during 2002. All options were granted at fair market value as determined by the Board of Directors on the date of grant.

     Potential realizable value represents hypothetical gains that could be achieved for the options if exercised at the end of the option term assuming the fair market value of the Common Stock on the date of grant appreciates at 5% and 10% over the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the Company’s future Common Stock price.

	Individual Grants
					Potential Realizable
					Value at Assumed Annual
	Number of	Percent of Total			Rates of Stock
	Securities	Options Granted to	Exercise		Appreciation for Option Term
	Underlying Options	Employees During	Price	Expiration
Name	Granted	Period (%)	Per Share	Date	5%	10%

Eugene J. Miller	120,000	20.0%	$0.30	11/6/2012	$22,640	$57,375
Mark Rapoport	100,000	16.7%	$0.30	11/6/2012	$18,867	$47,812
Brandon L. Raines	10,000	1.7%	$0.30	11/6/2012	$1,887	$4,781
Marlene McCurdy	—	—	—	—	—	—

Aggregate Option Exercises in 2002 and Values at December 31, 2002

     The following table sets forth information concerning exercisable and unexercisable stock options held by the executive officers named in the summary compensation table at December 31, 2002. The value of unexercised in-the-money options is based on the fair market value per share, as of December 31, 2002, of the Company’s Common Stock underlying the options minus the actual exercise prices. All options were granted under the Company’s 1998 Equity Incentive Plan (the “1998 Plan”), as amended. Except as otherwise noted, these options vest over four years and otherwise generally conform to the terms of the Company’s 1998 Plan, as amended.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		in-the-money Options at
	Shares		December 31, 2002 (#)		December 31, 2002 ($)(1)
	Acquired	Value
Name	on Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Eugene J. Miller	—	—	166,667	453,333	$—	$6,000
Mark Rapoport	—	—	108,333	291,667	—	5,000
Brandon L. Raines	—	—	75,063	50,938	—	500
Marlene McCurdy	—	—	—	—	—	—

(1)	Value is determined by subtracting the exercise price of an option from the $0.35 per share fair market value of the Company’s Common Stock as of December 31, 2002.

     As of March 31, 2003, options to purchase an aggregate 3,884,361 shares of our Common Stock were issued under our 1995 Equity Incentive Stock Plan (the “1995 Plan”) and our 1998 Plan. Since the adoption of the 1998 Plan in July 1998, we have not granted any options under the 1995 Plan. As of March 31, 2003, options to purchase a total of 1,828,900 shares of our Common Stock were available for issuance under the 1998 Plan. In connection with our acquisition of PatientCentrix, Inc. in October 2000, we assumed options to purchase a total of 1,582,534 shares of our Common Stock, of which options to purchase 835,460 shares of our Common Stock remain outstanding.

Employment, Severance, Change of Control and Employment Agreements

     The Company has an agreement with Eugene Santa Cattarina pursuant to which Mr. Santa Cattarina is entitled to receive 100% of his base salary over a period of one year should he be terminated without cause, be required to relocate to a new location 50 miles from his current residence or choose to leave the Company following a change of control of the Company that results in a material change or decrease in his salary and/or in the level or scope and responsibility of his position. During that one year period, as part of Mr. Santa Cattarina’s severance package, the Company will pay the COBRA rates, for the maximum COBRA benefit period, for any medical, dental and/or vision benefit elections in effect prior to his departure. Subject to the terms of the plans, the Company may modify or terminate the health benefit plans at any time in its sole discretion. The Company also has an agreement with Mr. Santa Cattarina whereby 100% of his options will become vested upon a change of control of the Company.

     The Company has an agreement with Eugene Miller pursuant to which Mr. Miller is entitled to receive two years’ base salary, paid out over a period of two years, should he be terminated without cause within the first twelve months of employment. Should Mr. Miller be terminated without cause after the first twelve months of employment, he is entitled to receive 100% of his base salary over a period of one year. In either case, Mr. Miller is required to execute a release in favor of the Company in order to receive the separation package. The Company also has an agreement with Mr. Miller whereby up to 100% of his options will become vested upon a change of control of the Company. In November 2002, the Company agreed to extend the exercise period applicable to options held by Mr. Miller from 90 days to two years after termination in the event of termination following a change of control in the Company.

     The Company has an agreement with Mark Rapoport pursuant to which Mr. Rapoport is entitled to receive one year’s base salary plus up to twelve months of COBRA benefits paid by the Company, should he be terminated without cause. Mr. Rapoport will also receive the separation package if he chooses to leave the Company subsequent to a change of control because of a material decrease in the level of scope and responsibility with his position or if he is required to relocate to a new office location that is 50 miles or more from his current residence. The Company also has an agreement with Mr. Rapoport whereby 100% of his options will become vested upon a change of control of the Company. In November 2002, the Company agreed to extend the exercise period applicable to options held by Mr. Rapoport from 90 days to two years after termination in the event of termination following a change of control in the Company.

     The Company has an agreement with Brandon Raines pursuant to which Mr. Raines is entitled to receive six months’ base salary should he be terminated due to a change of control of the Company. Additionally, 50% of Mr. Raines unvested options will vest upon a change of control of the Company.

     Pursuant to an agreement with Marlene McCurdy, the Company will pay Ms. McCurdy a severance payment equal to twelve months of her base salary. Ms. McCurdy will also receive a payment, which will be adjusted to compensate her for federal and state income tax deductions associated with such payment, in order to repay the loan made to her by the Company in connection with the Stock Purchase Agreement dated March 17, 1999.

     Stock options held by directors Howard Cox, Thomas Stephenson, Jerome Grossman, Michael Miele and Bryan Lang will become 100% vested in the event of a change of control of the Company.

     The Company has entered into indemnification agreements with each of its directors and officers. Such indemnification agreements will require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The following is the report of the Compensation Committee of the Board of Directors with respect to the compensation paid to the Company’s executive officers during the fiscal year ended December 31, 2002. Actual compensation earned during fiscal 2002 by the Named Officers is shown in the Summary Compensation Table above under “Executive Compensation.”

Introduction

     The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and recommends to the Board of Directors the compensation plans and specific compensation levels for executive officers. One of the Committee’s goals is to ensure that the Company’s executive compensation programs are competitive with those of regional companies in our industry. In addition, the Committee strives to enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the achievement of certain corporate and individual goals, and by providing rewards for meeting or exceeding those goals.

Compensation Programs

     Base Salary. The Committee recommends base salaries for executive officers, and reviews such salaries on an annual basis. In general, the salaries of executive officers are based upon a review of surveys of publicly held companies in our industry and of a similar size to the Company. Base pay increases vary according to individual contributions to the Company’s success and comparisons to similar positions within the Company and at other comparable companies.

     Bonuses. The Committee recommends bonuses for executive officers to the Board of Directors. Each executive officer is evaluated individually to determine a bonus for the fiscal year based on performance criteria, including, among other criteria, progress towards or achievement of milestones in such executive’s area of responsibility and with respect to the Company’s financial performance generally.

     Stock Options. The Committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options as one of the more important components of the Company’s long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. The Company generally grants options that become exercisable over a period of four years as a means of encouraging executives and other employees to remain with the Company and to promote its success. Options granted by the Company to its executive officers and other employees have exercise prices equal to the fair market value at the time of grant. This approach is designed to focus executives on the enhancement of stockholder value over the long term and encourage equity ownership in the Company. Options vest and become exercisable at such time as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company’s stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives’ ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company’s financial goals.

Compensation Limitations

     The Company has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company’s executive officers. Under Section 162(m) of the Internal

Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company plans to take actions, as necessary, to ensure that its stock option plans and executive annual cash bonus plans qualify for exclusion.

Compensation For The Chief Executive Officer

     Eugene Miller became the President and Chief Executive Officer of the Company effective January 2002, upon the resignation of Eugene Santa Cattarina. The Committee used the performance criteria described above in establishing both the base salary and bonus paid to Mr. Miller in 2002. The Compensation Committee feels that the compensation vehicles used by the Company, generally administered through the process as outlined above, provide a fair and balanced executive compensation program related to the proper business issues. In addition, it should be noted that compensation vehicles will be reviewed and, as appropriate, revised in order to attract and retain new executives in addition to rewarding performance on the job.

Respectfully Submitted By:

MEMBERS OF THE COMPENSATION COMMITTEE

Howard Cox Jerome Grossman, M.D. Thomas Stephenson

Dated: April XX, 2003

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative return to the stockholders of the Company’s Common Stock with the cumulative return of the NASDAQ Index and of the American Stock Exchange (AMEX) Healthcare Index for the period commencing February 9, 2000 and ending on December 31, 2002.

CUMULATIVE TOTAL RETURN AT PERIOD ENDED

	Cumulative Total Return

	2/9/2000	12/02

LANDACORP, INC	100.00	3.50
NASDAQ STOCK MARKET (U.S.)	100.00	30.61
AMERICAN STOCK EXCHANGE (AMEX) HEALTHCARE INDEX	100.00	44.13

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The following is the report of the Audit Committee of the Board of Directors. The purpose of the Audit Committee is to monitor the Company’s system of internal accounting controls, to make recommendations to the Board of Directors regarding the selection of independent public accountants and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Directors’ attention.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2002 with management. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm. The Audit Committee also has considered the non-audit services provided by PricewaterhouseCoopers and determined that the services provided are compatible with maintaining the independent accountant’s independence.

     Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent public accountants and the Company’s management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002. This report has been provided by Thomas Stephenson, Howard Cox and Jerome Grossman, M.D. the members of the Audit Committee.

Respectfully Submitted by:

MEMBERS OF THE AUDIT COMMITTEE

Howard Cox Jerome Grossman, M.D. Thomas Stephenson

Dated: April 28, 2003

     The information contained above under the captions “Report of the Compensation Committee of the Board of Directors,” “Report of the Audit Committee of the Board of Directors” and “Performance Graph” shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2002, all executive officers and directors of the Company complied with all applicable filing requirements, except for directors Howard Cox, Jerome Grossman, M.D, Bryan Lang, Michael Miele, Eugene Miller, Eugene Santa Cattarina and Thomas Stephenson, and officers Brandon Raines and Mark Rapoport, each of whom failed to file timely a Form 4 disclosing one covered transaction.

CERTAIN BUSINESS RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     At December 31, 2002, the Company held full recourse notes receivable from officers related to their purchases of Common Stock in the aggregate principal amount of $163,000. The notes accrue interest at 6% per annum, are collateralized by all shares of the Company’s Common Stock purchased by these individuals and are due and payable in 2006 or immediately in the event of termination. Under the terms of these individuals’ stock purchase agreements, the Company has the right to repurchase the unvested shares of Common Stock at the original issue price in the event they cease to be employees of the Company. At December 31, 2002, no shares of Common Stock were subject to such repurchase rights.

     Michael S. Miele is the owner of 51 Park Street LLC, which was the landlord with respect to the Company’s offices located at 51 Park Street, Montclair, New Jersey 07042. As of September 30, 2002, this office was closed. The annual base rent paid by the Company during 2002 was $66,000, which the Company’s Board of Directors has determined to be a fair rate. The property was sold by Mr. Miele in January of 2003 and the Company no longer leases the premises from Mr. Miele.

     Mr. Miele is a party to a Settlement Agreement and Mutual Release entered into by and between the Company and Mr. Miele, dated May 3, 2001, wherein the Company agreed to (i) pay Mr. Miele $16,667 per month for the period May 3, 2001 through October 31, 2001 and $29,167 per month for the period November 1, 2001 through October 31, 2003 and (ii) accelerate the vesting of Mr. Miele’s outstanding options to purchase shares of the Company’s Common Stock in exchange for Mr. Miele’s (a) resignation as a director of the Company and as the Company’s Senior Vice President of Population Management and (b) release of all claims arising out of his employment with the Company.

     Mr. Miele is also a party to a Settlement Agreement and Mutual Release entered into by and among the Company, Mr. Miele and certain other former shareholders and optionholders of PatientCentrix, Inc. (collectively the “Settling Parties”), effective as of March 13, 2002, wherein the Company agreed to (i) pay the Settling Parties a lump sum of $400,000 (including attorneys’ fees incurred by Mr. Miele), (ii) reduce the exercise price of Mr. Miele’s outstanding options to purchase shares of the Company’s Common Stock to

$0.39 per share and (iii) elect Mr. Miele to the Company’s Board of Directors effective March 13, 2002 in exchange for a release of all claims by the Settling Parties arising out of the merger of the Company with PatientCentrix, Inc. Our board of directors has determined that Mr. Miele should remain on our board of directors and stand for re-election at our 2003 Annual Meeting of Stockholders.

     Eugene Santa Cattarina is a party to that Separation Agreement date January 15, 2002 by and between the Company and Eugene Santa Cattarina, wherein the Company agreed that if the Company terminates his employment, not for cause, or Mr. Santa Cattarina’s position requires him to relocate to another location 50 miles or more from his current residence, then he shall be entitled to a severance package equal to 100% of his current base salary of $160,000, paid out in the normal payroll cycle, over a period of one year, less all applicable state and federal deductions. During that one year period, as part of Mr. Santa Cattarina’s severance package, the Company also agreed to pay the COBRA rates, for the maximum COBRA benefit period, for any medical, dental and/or vision benefit elections in effect prior to his departure. Subject to the terms of the plans, the Company may modify or terminate the health benefit plans at any time in its sole discretion. Mr. Santa Cattarina will also receive this severance package if he chooses to leave the Company subsequent to a change of control, because of a material change/decrease in salary and/or in the level of scope and responsibility of his position.

     Bryan H. Lang is a party to a Settlement Agreement and Mutual Release entered into between Mr. Lang and the Company, dated June 20, 2001, wherein Mr. Lang and the Company mutually agreed to terminate Mr. Lang’s employment. As consideration for a release of all claims against the Company by Mr. Lang, the Company agreed (i) to pay Mr. Lang severance of $16,045.22 per month for a period of nine months, (ii) to retain Mr. Lang as a consultant for a twelve month period subsequent to June 20, 2001 whereby Mr. Lang will provide services requested by the Company at a rate of $2,000 per day for no more than five days per calendar month, (iii) that 195,000 shares of Company Common stock held by Mr. Lang subject to a repurchase right in favor of the Company shall be released from such right, (iv) that 37,500 of the 50,000 options granted to Mr. Lang in March of 1999 shall be deemed vested and the remaining 12,500 unvested stock options shall vest at an accelerated rate of 1/12th per month for 12 months following June 20, 2001, and (iv) that the 50,000 options granted to Mr. Lang in October of 2000 shall be deemed expired.

Investor Rights Agreements

     Pursuant to the terms of the Investor Rights Agreement dated February 27, 1998 (the “1998 Registration Rights Agreement”), the holders of 6,800,000 shares of Common Stock issued upon conversion of the Company’s Series D Preferred Stock, holders of any Common Stock issued as a dividend or distribution, and their permitted transferees are entitled to rights with respect to the registration of such shares under the Securities Act. The holders of at least 30% of these securities may require the Company, subject to limitations to file a registration statement if the aggregate gross offering price is at least $15,000,000. The Company is not required to effect (i) more than two such registrations pursuant to such demand registration rights, including the Company’s initial public offering, which occurred on February 8, 2000; (ii) a registration during the period in which any other registration statement has been filed and for a period of 180 days after such registration has been declared effective; or (iii) a registration for a period not to exceed 90 days, if the Board of Directors of the Company has made a good faith determination that such registration would be seriously detrimental to the Company or to its stockholders. Furthermore, pursuant to the terms of the 1998 Registration Rights Agreement, the holders of these securities are entitled to registration rights in connection with any registration by the Company and its securities for its own account or the account of other security holders. In the event that the Company proposes to register any shares of Common Stock under the Securities Act, the holders of such piggyback registration rights are entitled to receive notice of such registration and are entitled to include their shares therein.

     At any time after the Company becomes eligible to file a registration statement on Form S-3, holders of $500,000 of registrable securities may require the Company to file registration statements on Form S-3 under the Securities Act with respect to their shares of Common Stock. The Company is not required to affect more than two such registrations in any twelve month period.

     Each of the foregoing registration rights is subject to conditions and limitations, including the right of the underwriters in any underwritten offering to limit the number of shares of registrable securities to be included in such registration. The registration rights with respect to any holder thereof terminate upon the earlier of February 8, 2005 or when the shares held by such holder may be sold under Rule 144 during any ninety day period. The Company is required to bear all of the expenses of all such registrations, except underwriting discounts and commissions. Registration of any of the registrable securities would result in such shares becoming freely tradable without restriction under the Securities Act immediately upon effectiveness of such registration. The 1998 Investor Rights Agreement also contains a commitment of the Company to indemnify the holders of registration rights, subject to certain limitations.

     As part of the Company’s merger with PatientCentrix, and the issuance of shares and options to purchase shares of the Company’s Common Stock in consideration therefore, the Company and the holders of such shares and options to purchase shares Common Stock entered into a Registration Rights Agreement on October 31, 2000 (the “2000 Registration Rights Agreement”). Pursuant to the terms of the 2000 Registration Rights Agreement, the holders of at least 50% of the securities covered by the 2000 Registration Rights Agreement may require the Company, subject to certain limitations, to file a registration statement on Form S-3. The Company shall only be required to file a registration statement on Form S-3 pursuant to such a demand (i) after February 8, 2001, and (ii) if the average closing price for one share of the Company’s Common Stock, as quoted on the NASDAQ National Market, for the ten days prior to such demand, exceeds $7.00 (subject to adjustment for stock splits, stock dividends, combinations, etc.). Furthermore, pursuant to the terms of the 2000 Registration Rights Agreement, the holders of these securities are entitled to registration rights in connection with any registration by the Company of its securities for its own account or the account of other security holders. In the event that the Company proposes to register any shares of Common Stock under the Securities Act, the holders of such piggyback registration rights are entitled to receive notice of such registration and are entitled to include their shares therein.

     Each of the foregoing registration rights is subject to conditions and limitations, including the right of the underwriters in any underwritten offering to limit the number of shares of registrable securities to be included in such registration. We are required to bear all of the expenses of all such registrations, except underwriting discounts and commissions. Registration of any of the registrable securities would result in such shares becoming freely tradable without restrictions under the Securities Act immediately upon effectiveness of such registration. The 2000 Registration Rights Agreement also contains a commitment of the Company to indemnify the holders of registration rights, subject to certain limitations.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s Common Stock as of March 31, 2003 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) each director, (iii) the Company’s Chief Executive Officer and four other most highly compensated executive officers whose total salary and bonus for the fiscal year ended December 31, 2002 exceeded $100,000 (collectively, the “Named Officers”), and (iv) all directors and Named Officers as a group. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The number and percentage of shares beneficially owned are based on 15,964,593 shares of Common Stock outstanding as of March 31, 2003. Shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of March 31, 2003 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is the same as Landacorp’s.

	Number of	Percentage of
	Shares	Shares
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned

Entities affiliated with Bedrock Capital Partners I, LP (1)	1,750,000	11.0%
One Boston Place, Suite 3310
Boston, MA 02108
Greylock IX Limited Partnership	2,500,000	15.7%
880 Winter Street
Waltham, MA 02451
Sequoia Capital VII (2)	2,500,000	15.7%
3000 Sand Hill Road, Building 4, Suite 780
Menlo Park, CA 94025
Austin W. Marxe and David M. Greenhouse (3)	1,891,400	11.8%
153 E. 53rd Street
New York, NY 10022
Eugene Santa Cattarina(4)	996,383	6.2%
Bryan Lang (5)	672,384	4.2%
Gilbert Lang (6)	78,077	*
Beulah Lang (6)	78,077	*
Howard Cox (7)	2,551,458	15.9%
One Federal Street
Boston, MA 02110
Thomas Stephenson (8)	2,551,458	15.9%
3000 Sand Hill Road, Building 4, Suite 780
Menlo Park, CA 94025
Jerome Grossman, M.D. (9)	51,458	*
72 Spooner Road
Chestnut Hill, MA 02617
Michael S. Miele(10)	1,114,241	7.0%
Mark Rapoport (11)	139,583	*
Eugene Miller (12)	218,750	1.4%
Marlene McCurdy	100,694	*
Brandon Raines (13)	107,042	*
All directors, executive officers and affiliates as a group (13 persons) (14)	12,144,851	72.5%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Includes 1,575,000 shares held by Bedrock Capital Partners I, LP, 87,500 shares held by Credit Suisse First Boston Bedrock Fund, L.P., 6,250 shares held by Chris Paul, 6,250 shares held by Theodore Ridgeway, and 75,000 shares held by the VBW Employee Bedrock Fund, LP. Bedrock General Partner I, LLC is a general partner of Bedrock Capital Partners I, LP and of VBW Employee Bedrock Fund, LP.

(2)	Includes 2,287,500 shares held by Sequoia Capital VII, 100,000 shares held by Sequoia Technology Partners VII, 46,400 shares held by SQP 1997, 26,100 shares held by Sequoia 1997 LLC and 40,000 shares held by Sequoia International Partners. SC VII-A Management Company LLC is a general partner of Sequoia Capital VII, Sequoia Technical Partners VII and Sequoia International Partners.

(3)	Includes 445,000 shares held by Special Situations Cayman Fund, L.P. and 1,445,900 shares held by Special Situations Fund III, L.P.

(4)	Includes 144,166 shares of Common Stock exercisable within sixty days of March 31, 2003.

(5)	Includes 30,000 shares of Common Stock exercisable within sixty days of March 31, 2003 and 78,077 shares of Common Stock owned by Mr. Lang’s parents.

(6)	Gilbert and Beulah Lang are Bryan Lang’s parents. They jointly own 78,077 shares of Common Stock

(7)	Includes 2,500,000 shares held by Greylock IX Limited Partnership, and 51,458 shares of Common Stock exercisable within sixty days of March 31, 2003. Mr. Cox is a general partner of Greylock IX GP Limited Partnership, which is a general partner of Greylock IX Limited Partnership. Mr. Cox disclaims beneficial ownership of the shares held by Greylock IX Limited Partnership, except to the extent of his direct pecuniary interest in the shares.

(8)	Includes 2,500,000 shares held by Sequoia Capital VII and its affiliates, as listed in note 2 above, and 51,458 shares of Common Stock exercisable within sixty days of March 31, 2003. Mr. Stephenson is a managing member of SC VII-A Management Company LLC, the general partner of Sequoia Capital VII, Sequoia Technology Partners VII and Sequoia International Partners. Mr. Stephenson disclaims beneficial ownership of the shares held by the entities listed in note 2 above, except to the extent of his direct pecuniary interest in the shares.

(9)	Includes 51,458 shares of Common Stock issuable upon the exercise of options exercisable within sixty days of March 31, 2003.

(10)	Includes 15,000 shares of Common Stock issuable upon the exercise of options exercisable within sixty days of March 31, 2003.

(11)	Includes 139,583 shares of Common Stock issuable upon the exercise of options exercisable within sixty days of March 31, 2003.

(12)	Includes 218,750 shares of Common Stock issuable upon the exercise of options exercisable within sixty days of March 31, 2003.

(13)	Includes 84,542 shares of Common Stock issuable upon the exercise of options exercisable within sixty days of March 31, 2003.

(14)	Includes 786,415 shares of Common Stock issuable upon the exercise of options exercisable within sixty days of March 31, 2003. Includes 1,750,000 shares held by Bedrock Capital Partners 1, LP and its affiliates, as listed in note 1 above, 2,500,000 shares held by Greylock IX Limited Partnership, as listed in note 7 above, and 2,500,000 shares held by Sequoia Capital VII and its affiliates, as listed in note 2 above.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     At the Annual Meeting, seven nominees for the board of directors are to be elected to serve as directors of the Company until the 2004 Annual Meeting of Stockholders or until their successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the seven nominees named below, all of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director.

Nominees

     The names of the nominees and certain information about them are set forth below:

			Director
Name of Nominee	Age	Position	Since

Eugene Miller	47	President, Chief Executive Officer and Director	2002

Thomas Stephenson *	61	Chairman of the Board of Directors	1998

Jerome Grossman, M.D. *	63	Director	1998

Bryan Lang	45	Director	1993

Eugene Santa Cattarina	56	Director	1998

Howard Cox *	59	Director	1998

Michael Miele	38	Director	2002

*	Member of the Compensation Committee and Audit Committee.

     The principal occupation of each of the Board members during the past five years and the period during which each served as a director of the Company is set forth below. There is no family relationship between any director or executive officer of the Company.

     EUGENE MILLER, President, Chief Executive Officer and Director. He has been the President, Chief Executive Officer and a director of the Company since January 2002, and served as Chief Operating Officer of the Company in 2001. Mr. Miller joined the Company after serving as Executive Vice President for CorSolutions from 1994 to 2001. While at CorSolutions, he was responsible for all sales and marketing, contracting and pricing, sales training and development and reimbursement and enrollment activities associated with disease management programs. Mr. Miller brings over 20 years of healthcare experience to the Company, having held several executive positions for Medical Care America/Critical Care America.

     THOMAS F. STEPHENSON has been a director of the Company since 1998. He has been a partner of Sequoia Capital since 1988. Prior thereto, Mr. Stephenson was President of Fidelity Venture Associates, the venture capital subsidiary of Fidelity Investments. Mr. Stephenson is a director of a number of private companies. Mr. Stephenson received his BA and MBA from Harvard University and a law degree from Boston College Law School.

     JEROME GROSSMAN, M.D., has been a director of the Company since May 1998. Dr. Grossman is chairman and Chief Executive Officer of a newly formed company, Lion Gate Management Corporation, whose major subsidiary is Health Quality Inc., dedicated to internet-based clinical and quality management systems for physicians and healthcare consumers. He is chairman emeritus of New England Medical Center, Inc. Dr. Grossman has been a member of the founding team of several healthcare companies, and has held teaching, research, and medical positions at Tufts University School of Medicine, Massachusetts General Hospital, and Harvard Medical School. Dr. Grossman also serves as Director of Stryker Corporation. He served on the Board of the Federal Reserve Bank of Boston from 1990 to 1997 and was its Chairman from 1994-1997.

     BRYAN LANG, is the founder of the Company. Mr. Lang has served as a director of the Company since its inception in 1993. Mr. Lang served as Chief Executive Officer of the Company from 1993 to 1998 and served as Chief Technology Officer from 1998 to 2001. Mr. Lang has been a consultant and automated systems designer for fifteen years during which time he has worked extensively with healthcare industry projects in the United States, the United Kingdom, Canada, Saudi Arabia and Australia. As a specialist in healthcare process optimization, information systems and resource management, his efforts include work with hundreds of hospitals, health maintenance organizations, ambulatory care services, private physician practices and the U.S. and Saudi armed forces.

     EUGENE SANTA CATTARINA, came to the Company in July 1998, after serving since 1996 as President and Chief Executive Officer of Medicode, Inc., a leading healthcare information technology company that was acquired by United Healthcare Corporation. Mr. Santa Cattarina has served as a director of the Company since February 1998 and served as President and Chief Executive Officer of the Company from July 1998 to December 2001. From 1986 to 1993, Mr. Santa Cattarina served in a number of leadership positions with TDS Healthcare Systems Corporation, a healthcare software systems company, including President and Chief Operating Officer. Following the acquisition of TDS Healthcare Systems Corporation by ALLTEL Corporation in 1993, Mr. Santa Cattarina continued as President and Chief Operating Officer of TDS Healthcare Systems Corporation until 1994, and as Executive Vice President of ALLTEL Information Services-Healthcare Division from 1994 to 1995. From 1967 to 1986, he held various positions with Technicon Corporation, a clinical laboratory automation company, including President, Domestic Division.

     HOWARD COX has served as a director of the Company since February 1998. He is a General Partner of Greylock, a national venture capital firm headquartered in Boston with which he has been associated for 30 years. Mr. Cox is a Director of Stryker Corporation in Michigan, a director of Centene Corporation in Missouri and numerous other private companies. Prior to joining Greylock, Mr. Cox served in the Office of the Secretary of Defense.

     MICHAEL MIELE, FSA, MAAA, has served as a director of the Company since April 2002. Mr. Miele served as a director and the Senior Vice President, Population Health Management for the Company from November 2000 to May 3, 2001. Before that, he was the founder of PatientCentrix and operated as Chairman and CEO of the company from 1995 to 2000. Prior to founding PatientCentrix, Mr. Miele served as the Senior Actuary and National Practice Leader for PriceWaterhouse LLP Disease State Management Group.

Board Meetings and Committees

     The board of directors held a total of six meetings during the fiscal year ended December 31, 2002. No incumbent director during his period of service in such fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee.

     The Audit Committee of the Board of Directors is comprised of Thomas Stephenson, Howard Cox and Jerome Grossman, M.D. each of whom is independent as defined under the National Association of Securities Dealers listing standards. The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. The Board of Directors adopted the Audit Committee charter following the Company’s initial public offering in February 2000. The Audit Committee held five meetings during fiscal 2002.

     The Compensation Committee of the Board of Directors is also comprised of Thomas Stephenson, Howard Cox and Jerome Grossman, M.D. The Compensation Committee held one meeting during fiscal year 2002. The Compensation Committee reviews and advises the Board of Directors regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company.

     The Board of Directors has no nominating committee or any committee performing such function.

Compensation Committee Interlocks and Insider Participation

     The Board of Directors established the Compensation Committee in 1998. Prior to establishing the Compensation Committee, the Board of Directors as a whole performed the functions delegated to the Compensation Committee. No member of the Compensation Committee has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee. Since the formation of the Compensation Committee, none of its members has been an officer or employee.

Director Compensation

     Jerome Grossman, M.D., Thomas Stephenson, Howard Cox, Michael Miele and Bryan Lang receive a fee of $1,000 per board meeting attended. In 1998, Eugene Santa Cattarina received $4,000 for serving as a director of Landacorp prior to becoming employed by Landacorp. Employees of Landacorp do not receive compensation for attending board meetings. We reimburse all of our directors, including employees and representatives of institutional investors in Landacorp, for travel expenses incurred in attending board meetings. The Company’s nonemployee directors are eligible to participate in the Company’s 1998 Stock Option Plan. Currently, each nonemployee director receives an initial option to purchase 12,500 shares of our Common Stock, vesting over four years, upon joining the board and attending a board or committee meeting, and additional options to purchase 5,000 shares, vesting over two years, effective on the date of each annual meeting of stockholders. We may also make discretionary grants to non-employee directors. In 1999, we granted each non-employee director an option to purchase 12,500 shares of our Common Stock at $1.00 per share, which vest over four years and will become 100% vested upon a change of control of the Company. In December 2001, we granted each non-employee director an option to purchase 15,000 shares of our Common Stock at $0.96 per share, which were fully vested upon issuance. In November 2002, we granted each non-employee director an option to purchase 15,000 shares of our Common Stock at $0.30 per share, which were fully vested upon issuance.

     Employee directors who meet the eligibility requirements may participate in the Company’s 1999 Employee Stock Purchase Plan. None of the current employee directors meet the eligibility requirements.

     The Company has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually. These policies run from February 2003, through February 2004, at a total cost of $179,500. The primary carrier is American Insurance Group.

Vote Required

     Directors will be elected by a plurality vote of the shares of the Company’s Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will have no other legal effect in the election of directors once a quorum is present. See “Quorum; Abstentions; Broker Non-Votes.”

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS LISTED ABOVE TO SERVE AS DIRECTORS UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE
COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2003

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2003, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection or a ratification, the Board of Directors, in its discretion, may direct the appointment of new independent public accountants at any time during the year, if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     PricewaterhouseCoopers LLP has audited the Company’s financial statements since the period ended December 31, 1996. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of PricewaterhouseCoopers LLP are also expected to be available to respond to appropriate questions.

FEES BILLED TO COMPANY BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL 2002

Audit Fees

     Audit fees billed to the Company by PricewaterhouseCoopers LLP during the Company’s 2002 fiscal year for review of the Company’s annual financial statements and those financial statements included in the Company’s quarterly reports on Form 10-Q totaled $152,588.

Financial Information Systems Design and Implementation Fees

     The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2002.

All Other Fees

     Fees billed to the Company by PricewaterhouseCoopers LLP during the Company’s 2002 fiscal year for all other non-audit services rendered to the Company, including tax related services, the Company’s acquisitions, and other accounting services totaled $56,836.

Vote Required

     The affirmative vote of a majority of the shares of the Company’s Common Stock present or represented and entitled to vote on this matter at the meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2003. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as shares present and entitled to be voted with respect to this matter. Thus, abstentions will have the same effect as a vote against this matter being voted upon at the meeting. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to this matter. Thus, broker non-votes will not affect the outcome of this matter being voted upon at the meeting. See “Quorum; Abstentions; Broker Non-Votes.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2003.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     On November 7, 2002, the Company transferred the listing of its Common Stock from the Nasdaq National Market to the Nasdaq SmallCap Market. As a result, certain state corporation and blue sky securities laws, including those of California, have become applicable to the Company. As a foreign corporation operating in California that meets the conditions of Section 2115 of the California Corporations Code (the “Code”), the Company is subject to certain provisions of the Code, which prohibit certain supermajority voting requirements described in the Company’s Second Amended and Restated Certificate of Incorporation. Specifically, the Company proposes to amend the Second Amended and Restated Certificate of Incorporation so that (i) any director or the entire Board of Directors of the Company, may be removed from office at any time with or without cause by the affirmative vote of the holders of at least a majority of the outstanding shares, voting together as a single class and (ii) to eliminate the supermajority voting requirement necessary to amend Section 1.2 of the Company’s bylaws to allow ten percent (10%) of the Company’s stockholders to call a special meeting of the stockholders, as required to comply with the Code. At this Annual Meeting, the stockholders are being asked to approve this amendment to the Second Amended and Restated Certificate of Incorporation. The amendment shall become effective upon the filing with the Secretary of State of Delaware of the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), substantially in the form attached hereto as Appendix A.

Vote Required

     The approval of Proposal No. 3 requires the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the shares of Common Stock outstanding on the Record Date. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Both abstentions and broker non-votes will have the same effect as a vote against this proposal being voted upon at the meeting. See “Quorum; Abstentions; Broker Non-Votes.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS
VOTE FOR THE AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION OF LANDACORP, INC. TO REMOVE CERTAIN SUPERMAJORITY
VOTING REQUIREMENTS.

OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board of Directors may recommend.

By order of the Board of Directors

Atlanta, Georgia
April 28, 2003

APPENDIX A

CERTIFICATE OF AMENDMENT TO
THE SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT OF THE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF LANDACORP, INC.

     Landacorp, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

     A.     The name of this Corporation is Landacorp, Inc.

     B.     The date of filing of this Corporation’s original Certificate of Incorporation with the Secretary of State of Delaware was October 15, 1999.

     C.     Pursuant to Sections 242 and 245 of the Delaware General Corporation law, this Certificate of Amendment restates, integrates and amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation, as follows:

1. Article Seven shall be amended to read in its entirety as follows:

     SEVENTH: A. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be designated in the Bylaws of the Corporation.

     B.     Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     C.     Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other causes shall be filled by either (i) the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of voting stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”) voting together as a single class; or (ii) by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such newly created directorship shall be filled by the stockholders, be filled only by the affirmative vote of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified.

     D.     No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders of the Corporation by written consent.

     E.     Any director, or the entire Board of Directors, may be removed from office at any time with or without cause by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class.

     IN WITNESS WHEREOF, Landacorp, Inc. has caused this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation to be signed by Eugene J. Miller, its President, and attested by Mark Rapoport, its Secretary, this ___ day of ____, 2003.

LANDACORP, INC.

__________________________ Eugene J. Miller, President

Attested:

__________________________
Mark Rapoport, Secretary

This Proxy is solicited on behalf of the Board of Directors

LANDACORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 9, 2003

      The undersigned stockholder of LANDACORP, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April XX, 2003 and hereby appoints Eugene Miller and Mark Rapoport, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of LANDACORP, INC. to be held on June 9, 2003 at 11:30 a.m. local time, at 4151 Ashford Dunwoody Rd., Suite 505, Atlanta, GA 30319 and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.	TO ELECT SEVEN NOMINEES TO THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2003 ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED:

☐ FOR all nominees listed below (except as indicated)

☐ WITHHOLD authority to vote for all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THAT NOMINEE’S NAME IN THE LIST BELOW:

Eugene Miller	Thomas Stephenson	Jerome Grossman, M.D.

Bryan Lang	Eugene Santa Cattarina	Howard Cox

Michael Miele

2.	TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO APPROVE THE AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO REMOVE CERTAIN SUPERMAJORITY VOTING REQUIREMENTS:

☐ FOR	☐ AGAINST	☐ ABSTAIN

and, in their discretion, upon such other matters which may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS SET FORTH HEREIN,FOR THE RATIFICATION OF THE SELECTION OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS, FOR THE AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

Dated: ________________________, 2003
Signature of Stockholder

(please print name)

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears on the stock certificate(s), and returned promptly in the enclosed envelope. A corporation is requested to sign its name by its authorized officer, with the office held designated. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)